UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 19, 2016

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    5.07           Submission of Matters to a Vote of Security Holders

(a) A Special Meeting of Shareholders ("Special Meeting") of Prudential Bancorp, Inc. (the "Company") was held on December 19, 2016.

(b) There were 8,045,544 shares of common stock of the Company eligible to be voted at the Special Meeting and 5,232,782 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The item voted upon at the Special Meeting and the vote for such proposal was as follows:

1. To approve the issuance of shares of Company common stock to holders of Polonia Bancorp, Inc. ("Polonia") common stock in connection with the merger of Polonia with and into the Company (the "Merger") as contemplated by the Agreement and Plan of Merger dated as of June 2, 2016 (the "Merger Agreement").

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,136,267	95,539	975	0

The proposal to approve the issuance of shares of Company common stock in connection with the Merger was adopted by the shareholders of the Company at the Special Meeting by the requisite affirmative vote. If necessary or appropriate, shareholders would have considered a proposal to approve a motion to adjourn the Special Meeting to another time or place if necessary or as appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the issuance of shares of Company common stock in connection with the Merger. Because the shareholders approved the issuance of the shares of Company common stock in the Merger, the adjournment proposal (Proposal No. 2) was not presented to shareholders for a vote at the Special Meeting.

(c) Not applicable.

(d) Not applicable.

Item 8.01	Other Events

As previously reported, on June 2, 2016, the Company entered into the Merger Agreement with Polonia pursuant to which Polonia will merge with and into the Company, with the Company surviving the merger.  In addition, Polonia Bank, a federally chartered savings bank and Polonia's wholly owned subsidiary, will merge with and into Prudential Saving Bank ("Prudential Bank"), a Pennsylvania-chartered savings bank and the wholly owned subsidiary of the Company, with Prudential Bank as the surviving bank (the "Bank Merger").

The Company issued a press release announcing that the shareholders of the Company approved the issuance of shares of Company Common Stock in connection with the proposed Merger at the Special Meeting held on December 19, 2016. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The consummation of the Merger remains subject to various conditions, including customary closing conditions.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to the Company and Polonia, or other effects of the proposed Merger of the Company and Polonia. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.

In addition to factors previously disclosed in the reports filed by the Company with the Securities and Exchange Commission ("SEC") and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to satisfy other closing conditions to the Merger, including approval by shareholders of Prudential; delay in closing the Merger; difficulties and delays in integrating the Polonia business or fully realizing anticipated cost savings and other benefits of the Merger; business disruptions following the Merger; the strength of the United States economy in general and the strength of the local economies in which the Company and Polonia conduct their operations; general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of the Company's loan, investment and mortgage-backed securities portfolios, changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and fees; and the success of the Company at managing the risks involved in the foregoing.

The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company to reflect events or circumstances occurring after the date of the forward-looking statement.

For a complete discussion of the assumptions, risks and uncertainties related to Prudential's business, you are encouraged to review the Company's filings with the SEC, including its most recent Annual Report on Form 10-K, as supplemented by its quarterly or other reports subsequently filed with the SEC.

Important Additional Information and Where to Find It

The Company has filed with the SEC a Registration Statement on Form S-4 relating to the proposed merger which includes a prospectus for the offer and sale of the Company's common stock and a proxy statement of Polonia for solicitation of proxies from its shareholders with respect to the Merger as well as a proxy statement for the solicitation of proxies from its shareholders for use at the meeting at which the proposal to approve the issuance of shares of the Company's common stock to Polonia's shareholders is considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY AND POLONIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND/OR PROXY STATEMENT/PROSPECTUS, AS APPLICABLE, REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement and the proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC's website at http://www.sec.gov, when they are filed by the Company. You will also be able to obtain these documents, when they are filed, free of charge, from the Company at www.prudentialsavingsbank.com under the heading "About Us" and then under the Investor Relations menu. In addition, copies of the proxy statement when it becomes available can also be obtained, free of charge, by directing a request to the Company at 1834 West Oregon Avenue, Philadelphia, PA 19145, Attention: Corporate Secretary or by contacting the Company's Corporate Secretary at 215-755-1500 or by contacting the Company's Corporate Secretary at 215-755-1500 or to Polonia Bancorp at 3933 Huntingdon Pike, 3rd Floor, Huntingdon Valley, PA 19006 or by contacting Paul Rutkowski, CFO and Corporate Secretary, at 215-938-8800.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 19, 2016